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Northern Lights Variable Trust

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Dear Shareholder,

We are asking for your support to allow the Mariner Managed Futures Strategy Portfolio (the “Portfolio”) to make changes that would significantly reduce the costs you incur as an investor in the Portfolio. Portfolio expenses are a drag on performance and by reducing a significant portion of these expenses, net returns can be improved.

To accomplish this, the Portfolio will hold a Special Meeting of Shareholders on [date] at [place and time] where the Portfolio’s shareholders will vote on approving a New Advisory Agreement between the Portfolio and Monte Capital Group, LLC (“Monte Capital,” the Portfolio’s Adviser) ..

Monte Capital is seeking to amend the advisory fee paid by the Portfolio to 1.70%. This would allow Monte Capital to employ a sub-adviser to manage the Portfolio’s Futures strategy and would relieve the Portfolio of the expense burden of paying these managers.

The Portfolio’s Board of Trustees approved this proposal with the belief that this proposal is in the best interests of the Portfolio and the Portfolio’s shareholders. The Board unanimously recommends a vote “for” this proposal. Your vote is important. Your prompt response will reduce the need for the Portfolio to conduct further solicitation of proxy votes. Please note that the costs of this proxy will be paid by the Portfolio’s Adviser and not by the Portfolio or its investors.

Please review the enclosed proxy materials and cast your vote as instructed.

Thank you for your support and for investing with us.

Sincerely,

Q. Why am I receiving this proxy statement?

A. The Adviser is seeking approval to increase the management fee paid by the Portfolio to enable the Adviser to employ a sub-adviser. If this proxy proposal is approved, the Adviser would pay this sub-adviser instead of having the Portfolio and its investors pay them as they do currently. This would significantly reduce the overall costs incurred by the Portfolio and its investors and provide for enhanced tax efficiency.

Q. What will the investment advisory fee be upon approval of the New Advisory Agreement?

A. The investment advisory fee for the Portfolio under the New Advisory Agreement will increase from 0.96% to 1.70% from the Existing Advisory Agreement. Despite this increase, the Adviser believes that the overall costs for the Portfolio will be significantly lower.

Q. Who will pay for this proxy and the related costs?

A. All costs of this proxy will be paid by the Portfolio’s Adviser and not by the Portfolio or its shareholders.

Q. What’s the deadline for submitting my vote?

A. We encourage you to vote as soon as possible to make sure that the Portfolio receives enough votes to act on each proposal. By voting promptly you will reduce the need for the Portfolio to solicit shareholders for their votes. Unless you attend the meeting to vote in person, your vote must be received by 11:59 p.m. on [ ], 2016.

Q. Who is eligible to vote?

A. Any shareholder who owned shares of the Portfolio on the “record date,” which was [ ], 2016 (even if that shareholder has since sold those shares).

Q. How can I vote?

A. You may vote by mailing in your enclosed proxy card, by phone, by internet or in person at the Special Meeting.

Mariner Managed Futures Strategy Portfolio

a series of

Northern Lights Variable Trust

17605 Wright Street

Omaha, Nebraska 68130

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Be Held [______], 2016

Dear Shareholders:

The Board of Trustees of Northern Lights Variable Trust (the “Trust”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Mariner Managed Futures Strategy Portfolio (the "Portfolio"), to be held at the offices of the Trust’s administrator, Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on [MEETING DATE] at [MEETING TIME], Eastern Time, for the following purposes:

The shareholders of Mariner Managed Futures Strategy Portfolio are being asked to consider the following proposal:

1. To approve a New Advisory Agreement by and between the Trust, on behalf of the Portfolio, and Monte Capital Group, LLC (“Monte Capital” or the “Adviser”), with respect to the Portfolio.

2. To approve a Proposed Sub-Advisory Agreement between Monte Capital and Chesapeake Capital Corporation (“Chesapeake”), with respect to the Portfolio.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Shareholders of record at the close of business on [RECORD DATE] are entitled to notice of, and to vote at, the special meeting and any adjournments or postponements thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on [SHAREHOLDER MEETING DATE, 2016].

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Sub-Advisory Agreement) and Proxy Voting Ballot are available at [www.proxyonline.com].

By Order of the Board of Trustees

James P. Ash, Esq., Secretary

[PROXY DATE]

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope, by calling the number listed on your proxy card, or by faxing it to the number listed on your proxy card, or via internet as indicated in the voting instruction materials whether or not you expect to be present at the meeting.  If you attend the meeting, you may revoke your proxy and vote your shares in person.

Mariner Managed Futures Strategy Portfolio

a series of

Northern Lights Variable Trust

with its principal offices at

17605 Wright Street

Omaha, Nebraska 68130

____________

PROXY STATEMENT

____________

SPECIAL MEETING OF SHAREHOLDERS

To Be Held [MEETING DATE]

____________

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board of Trustees" or the "Board") of Northern Lights Variable Trust (the “Trust") on behalf of Mariner Managed Futures Strategy Portfolio (the "Portfolio"), for use at the Special Meeting of Shareholders (the "Special Meeting") to be held at the offices of the Trust's administrator at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE] at [MEETING TIME] Eastern Time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about [MAILING DATE], 2016.

The Meeting has been called by the Board of Trustees for the following purposes:

1. To approve a New Advisory Agreement by and between the Trust, on behalf of the Portfolio, and Monte Capital Group, LLC (“Monte Capital” or the “Adviser”), with respect to the Portfolio.

2. To approve a Proposed Sub-Advisory Agreement between Monte Capital and Chesapeake Capital Corporation (“Chesapeake”), with respect to the Portfolio.

3. To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record at the close of business on [RECORD DATE] (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.

A copy of the Portfolio’s most recent annual or semi-annual report, including financial statements and schedules, is available at no charge by sending a written request to the Portfolio, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling [ ], or on-line at [www._________.com].

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PROPOSAL I

Approval of a New Advisory Agreement between the Trust and Monte Capital Group, LLC with respect to Mariner Managed Futures Strategy Portfolio

The Portfolio is seeking approval of a structure that would reduce the overall costs incurred by investors. Currently, the Portfolio’s Managed Futures strategy is executed through a total return swap agreement (“Swap”) made by the Portfolio’s wholly-owned and controlled subsidiary (“Subsidiary”). This current structure is relatively costly. The current Portfolio structure incurs costs to access the Swap and pays annual management fees of 1.00% plus performance fees on Portfolio profits from the Swap to Chesapeake Capital Corporation (“Chesapeake”), the underlying Commodity Trading Adviser (“CTA”) that executes the Managed Futures strategy. The proposed structure would eliminate the Swap fee and the underlying CTA’s management fees and performance fees. The proposed structure would allow the Portfolio to employ Chesapeake as a sub-adviser who would be paid by the Adviser rather than directly by the Portfolio, as discussed in Proposal II below.

The overall cost reductions that would be enjoyed by the Portfolio and its investors are significantly greater than the increase in the management fee that the Portfolio would pay to the Adviser. Under the new structure, Chesapeake’s management fees would be paid by the Adviser out of its fee rather than being paid by the Portfolio, resulting in savings of about [1.00 ]% per year (based on the current weighted average fee). The new structure will not have any performance fees for Chesapeake. Finally, the Portfolio would no longer need to access returns via the Swap which would reduce costs by another [ ]% per year. The overall costs incurred by investors in the proposed structure are intended to be [ ]% lower annually. In the event of higher CTA returns, the proposed structure would offer investors even larger cost savings and in the event of lower or even negative returns (where no performance fees would be paid) the cost of the proposed structure is still at least [ ]% lower annually than the current structure. The Portfolio will still be able to access similar investment strategies of Chesapeake at a lower cost, resulting in higher net returns.

The Portfolio currently executes its strategy by investing up to 25% of its total assets (measured at the time of purchase) in the Subsidiary. The Subsidiary acts as an investment vehicle in order to enter into certain investments for the Portfolio consistent with its investment objective and policies, as specified in the Prospectus and Statement of Additional Information for the Portfolio. Through the Swap, the Portfolio currently accesses the returns of Chesapeake.

Thus, the reason for the Adviser to seek approval of a new advisory agreement between the Trust, on behalf of the Portfolio, and Monte Capital (the “New Advisory Agreement”) incorporating an increased advisory fee from 0.96% to 1.70% is to enable the Adviser to pay the CTA as a sub-adviser. The New Advisory Agreement is similar in all material respects to the existing advisory agreement (the “Existing Advisory Agreement”) with Monte Capital, except for the date of its execution, effectiveness, and termination are changed, and an increase in the advisory fee payable to Monte Capital.

Background

Monte Capital Group, LLC (“Monte Capital”) has served as the investment adviser to the Portfolio since December 1, 2013. Subject to the supervision and oversight of the Board, Monte Capital is responsible for managing the Portfolio in accordance with the Portfolio’s investment objective and policies.

As the Portfolio’s investment adviser, Monte Capital has the ability to delegate day-to-day portfolio management responsibilities to sub-advisers, and is responsible for making recommendations to the Board with respect to the hiring and termination of the Portfolio’s sub-advisers. At a meeting of the

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Board on March 23-24, 2016 (the “Board Meeting”), upon the recommendation of Monte Capital and after careful consideration, the Trustees approved a Sub-Advisory Agreement (the “Proposed Sub-Advisory Agreement”) between Monte Capital and Chesapeake Capital Corporation (“Chesapeake”) with respect to the Portfolio. Prior to the approval of the Proposed Sub-Advisory Agreement, Chesapeake provides CTA services to the Portfolio. Pursuant to the Proposed Sub-Advisory Agreement, Chesapeake would be added as a sub-adviser to the Portfolio upon shareholder approval of Proposal II below and would become responsible for the day-to-day management of any portion of the Portfolio’s portfolio that is delegated to Chesapeake by Monte Capital. Upon the approval of the Proposed Sub-Advisory Agreement, Monte Capital will become responsible for paying a sub-advisory fee to Chesapeake, which had previously received fees for its CTA services directly from the Portfolio. As a result, the New Advisory Agreement incorporates a revised fee structure to accommodate Monte Capital’s obligations under the Proposed Sub-Advisory Agreement.

The Investment Company Act of 1940, as amended (the “1940 Act”), requires that advisory and sub-advisory agreements be approved by a vote of a majority of the outstanding shares of a fund. Therefore, shareholders are being asked to approve the New Advisory Agreement, as well as the Proposed Sub-Advisory Agreement discussed in Proposal II to permit Chesapeake to serve as a sub-adviser to the Portfolio.

Currently, day-to-day management of the Portfolio is performed by Monte Capital. Monte Capital desires to have Chesapeake transition from providing CTA services to the Portfolio to assume the day-to-day management of a portion of the Portfolio’s portfolio that is delegated to Chesapeake by Monte Capital. Chesapeake, a registered investment adviser under the Investment Adviser’s Act of 1940, as amended, has more than $153 million in assets under management as of December 31, 2015 and was identified by Monte Capital as the best candidate for this role after recognizing the quality of services Chesapeake has provided as a CTA for the Portfolio, and noting the potential cost savings to shareholders that would result from a reduced net expense ratio. Monte Capital believes that the engagement of Chesapeake as sub-adviser will better serve the Portfolio and shareholders.

Approval of the New Advisory Agreement will increase the monthly advisory fee payable to Monte Capital from an amount computed at the annual rate of 0.96% of the average daily net assets of the Portfolio to an amount computed at the annual rate of 1.70% of the average daily net assets of the Portfolio. The effective date of the New Advisory Agreement will be the date upon which the New Advisory Agreement is approved by shareholders.

Approval of the Proposed Sub-Advisory Agreement will not raise the fees paid by the Portfolio or its shareholders. The effective date of the Proposed Sub-Advisory Agreement will be the date upon which the Proposed Sub-Advisory Agreement is approved by shareholders.

The proposed changes do not affect the Portfolio’s investment objectives, policies or restrictions, and shareholders are not being asked to approve any changes to the Portfolio’s investment objectives, policies or restrictions at this time. Please see “Evaluation by the Board of Trustees” below for a discussion of the Trustees’ considerations in connection with approving the New Advisory Agreement and the section of Proposal II titled “Evaluation by the Board of Trustees” for a discussion of the Trustees’ considerations in connection with approving the Proposed Sub-Advisory Agreement.

If the New Advisory Agreement is not approved, the Board and Monte Capital will not hire Chesapeake to serve as sub-adviser as proposed in Proposal II. At such a point, the Board and Monte Capital will consider other options, including a new or modified request for shareholder approval of new advisory and sub-advisory agreements.

The Advisory Agreements

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Monte Capital, located at 1 Broadway, Suite 766, New York, NY, 10004, currently serves as the Portfolio's investment advisor. Monte Capital is registered with the SEC as an investment advisor under the Investment Advisers Act of 1940 and is a Delaware limited liability company formed in 2012.

Pursuant to the terms of the Existing Advisory Agreement, Monte Capital is responsible for carrying out the investment and reinvestment of the net assets of the Portfolio, furnishing a continuous investment program with respect to the Portfolio, and determining which securities should be purchased, sold or exchanged. In addition, Monte Capital supervises and provides oversight of the Portfolio's service providers, furnishes to the Portfolio office facilities, equipment and personnel for servicing the management of the Portfolio, and compensates all Monte Capital personnel who provide services to the Portfolio. Under the Existing Advisory Agreement, Monte Capital may delegate any or all of the responsibilities, rights or duties to the Portfolio to one or more sub-advisers. As compensation for such services under the Advisory Agreement, the Portfolio has agreed to pay Monte Capital a monthly advisory fee computed at the annual rate of 0.96% of the average daily net assets of the Portfolio.

Monte Capital has also entered into an Expense Limitation Agreement pursuant to which it has contractually agreed to waive its fees and to pay or absorb the ordinary operating expenses of the Portfolio (including offering expenses, but excluding taxes, interest, brokerage commissions and extraordinary expenses), to the extent that they exceed 2.00% per annum of the Portfolio's average daily net assets attributable to Class 2 shares (the “Expense Limitation”). Monte Capital may be reimbursed in the amount of any fees waived or paid pursuant to the expense limitation agreement and Portfolio expenses paid or absorbed, subject to the limitations that: (1) the reimbursement will be made only for fees and expenses incurred not more than three years from the end of the fiscal year in which they were incurred; and (2) the reimbursement may not be made if it would cause the Expense Limitation to be exceeded. The Expense Limitation Agreement will remain in effect, at least until April 30, 2017, unless and until the Board approves its modification or termination and may be renewed at Monte Capital’s and the Board's discretion.

During the year ended December 31, 2015, the Portfolio incurred aggregate advisory fees pursuant to the Advisory Agreement of $134,953, of which $85,754 was waived by Monte Capital pursuant to the Expense Limitation Agreement. After fee waiver, for the year ended December 31, 2015, Monte Capital received net advisory fees from the Portfolio equal to approximately 0.35% of the Portfolio’s average daily net assets of the Portfolio.

The Existing Advisory Agreement was most recently renewed by the Board at a meeting held on December 8-9, 2015 and was initially approved by the Board at a meeting held on November 12-13, 2013 and by shareholders at a meeting held on March 3, 2014.

The New Advisory Agreement will become effective with respect to the Portfolio upon approval by the shareholders. The New Advisory Agreement is similar in all material respects to the Existing Advisory Agreement, except for the advisory fee rate and the date of execution, effectiveness, and termination. The New Advisory Agreement, like the Existing Advisory Agreement, provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board of Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Portfolio. In addition, the New Advisory Agreement may be terminated upon 60 days’ notice by Monte Capital given to the Portfolio.

The New Advisory Agreement, like the Existing Advisory Agreement, provides that Monte Capital shall not be subject to any liability in connection with the performance of its services thereunder

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in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

The New Advisory Agreement is attached as Exhibit A. You should read the New Advisory Agreement. The description in this Proxy Statement of the New Advisory Agreement is only a summary.

Fee Comparison

Had the New Advisory Agreement with Monte Capital been in place during the year ended December 31, 2015, the aggregate and net fees paid by the Portfolio (and its shareholders) reported in the Portfolio’s registration statement would have differed under the Existing Advisory Fee from those paid under the New Advisory Fee as follows:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Class 2 Shares – Existing Advisory Fee	Class 2 Shares – New Advisory Fee
Management Fees	0.96%	1.70%
Distribution and Service (12b-1) Fees	0.50%	0.50%
Other Expenses(1)	1.15%	1.15%
Total Annual Portfolio Operating Expenses	2.61%	3.35%
Fee Waiver and/or Reimbursement(2)	(0.61)%	(1.35)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Reimbursement	2.00%	2.00%

(1) Other Expenses do not include the costs of investing in securities of limited partnerships, corporations, limited liability companies and other types of pooled investment vehicles, including commodity pools (the “Underlying Pools”). The Portfolio estimates that Underlying Pool expenses, if presented, would be 0.49%. This estimate does not include performance-based fees for Underlying Pools, which cannot be meaningfully estimated. The expenses of the Portfolio's wholly-owned subsidiary are consolidated with those of the Portfolio and are not presented as a separate expense.

(2) The Portfolio's Advisor has contractually agreed to waive its fees and/or reimburse expenses of the Portfolio, at least until April 30, 2017 such that the Total Annual Operating Expenses after Fee Waiver (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with instruments in other collective investment vehicles or derivative instruments (including for example options and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses, such as litigation expenses) do not exceed 2.00% for Class 2 shares of the respective Class’ average net assets. This agreement may be terminated by the Portfolio's Board of Trustees on 60 days’ written notice to the Advisor.

This Example is intended to help you compare the cost of investing in the Portfolio both under the current structure and under the structure outlined by Proposal I.

The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Existing Advisory Agreement:

Class	1 Year	3 Years	5 Years	10 Years
Class 2	$217	$796	$1,400	$3,036

New Advisory Agreement:

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Class	1 Year	3 Years	5 Years	10 Years
Class 2	$217	$796	$1,400	$3,036

If the New Advisory Fee had been in place during the year ended December 31, 2015, the Portfolio would have incurred aggregate advisory fees pursuant to the Advisory Agreement of [$238,980], of which [$189,780] would have been waived by Monte Capital pursuant to the Expense Limitation Agreement. After fee waiver, if the New Advisory Fee had been in place during for the year ended December 31, 2015, Monte Capital would have received net advisory fees from the Portfolio equal to approximately 0.35% of the Portfolio’s average daily net assets of the Portfolio, which is equal to the amount Monte Capital received under the Existing Advisory Fee.

Had the New Advisory Agreement with Monte Capital and the Proposed Sub-Advisory Agreement with Chesapeake been in place during the year ended December 31, 2015, the fees ultimately borne by the Portfolio and its shareholders would have differed under the existing structure from those paid under the new structure as follows:

Fees and Expenses	Class 2 Shares – Existing Structure	Class 2 Shares – New Structure
Swap Costs	[1.16%]	None
CTA Management Fees	[1.00%]	None
CTA Performance Fees	[1.93%]	None
Sub-Advisory Fees	None	0.85%

Information Concerning Monte Capital

Monte Capital is a limited liability company organized under the laws of the State of Delaware and located at 1 Broadway, Suite 766, New York, NY, 10004. Monte Capital is controlled by C. Remes LLC, Schnell & Co. LLC, and Torchwood LLC, which are controlled by Charles Remes, Aron Schnell, and John Lloyd, respectively, each of which has an address in care of Monte Capital, 1 Broadway, Suite 766, New York, NY, 10004. The names, titles, addresses, and principal occupations of the principal executive officers of Monte Capital are set forth below:

Name and Address*:	Title:	Principal Occupation:
Aron Schnell	Chief Executive Officer	Chief Executive Officer of Monte Capital
John Lloyd	Chief Investment Officer	Chief Investment Officer of Monte Capital
Annette Cazenave	Officer	Officer of Monte Capital, CIO Mutual Funds
Charles Remes	Chief Compliance Officer	Chief Compliance Officer of Monte Capital

* Each officer address is in care of Monte Capital, 1 Broadway, Suite 766, New York, NY, 10004.

Similar Investment Companies Advised by Monte Capital. Monte Capital does not manage any other funds with principal investment strategies similar to the Portfolio.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the New Advisory Agreement with Monte Capital. The Trustees were assisted by independent legal counsel and fund counsel

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throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment, in determining the material factors to be considered in evaluating the New Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the New Advisory Agreement:

[Nature, Extent and Quality of Service. The Trustees noted that the firm was founded in 2012, has approximately $46 million in assets under management, and primarily serves hedge funds, managed accounts and mutual funds. The Trustees discussed the backgrounds of the personnel responsible for servicing the Portfolio, noting that they had particular expertise in alternative investments, futures and commodities. They discussed in detail the adviser’s thorough process for providing ongoing supervision of a sub-adviser that will implement the management futures strategy for the Portfolio. They also noted that the adviser intends to provide compliance support to ensure the sub-adviser adheres to the Portfolio’s investment limitations and to monitor for style drift. They considered that the adviser will manage the Portfolio’s fixed income allocation, and discussed the adviser’s investment process for selecting fixed income investments for the Portfolio. The Trustees observed that the adviser monitors compliance with the Portfolio’s investment limitations regularly. The Trustees noted that the adviser takes a number of quantitative and qualitative factors into account when selecting brokers and determining best execution. The Trustees noted that the adviser’s investment team has significant experience in managed futures, a solid understanding of risk management and compliance, and they expressed their appreciation with the adviser’s efforts to increase efficiency of the Portfolio’s operations to the benefit of shareholders. After discussion, the Trustees concluded that the adviser should continue to provide quality service to the Portfolio and its shareholders.

Performance. The Trustees evaluated the performance of the Portfolio, noting that while Chesapeake had indirectly served the Portfolio since August of 2014 as a commodity trading advisor (“CTA”) underlying a swap, the adviser was proposing that Chesapeake serve as the Portfolio’s sub-adviser and eliminate the swap. They discussed how the proposed change in structure was likely to reduce overall Fund expenses, which tended to have a drag on performance. They reviewed the longer-term performance of the Portfolio, noting that the Portfolio’s longer-term underperformance relative to its benchmark, Morningstar category and peer group were due primarily to the poor performance of a previous CTA. The Trustees also considered the adviser’s detailed explanation of the reasons for the Portfolio’s material underperformance relative to its benchmark, Morningstar category and peer group over the 1-year period, noting that much of such underperformance was attributable to market volatility and the Portfolio’s historical inability, caused by limitations imposed by the swap provider, to participate fully in the program offered by Chesapeake. They reasoned that with the elimination of the swap, the Portfolio would be able to participate fully in Chesapeake’s strategy, which had the potential to improve performance. After further discussion, the Trustees acknowledged their appreciation for the adviser’s continued willingness to modify its approach for the benefit of shareholders, and concluded that with the addition of Chesapeake as a sub-adviser, the Portfolio had the potential to provide reasonable returns to shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 1.70%, the proposed allocation of the fee among the adviser and sub-adviser, and their respective duties. They noted that the proposed advisory fee was higher than any fund in the peer group, higher than the Morningstar category average, and within the range of the Morningstar category. They noted that most of the funds in the peer group did not use a third party sub-adviser to execute a managed futures strategy, and reasoned that such a structure would necessitate higher advisory fees. They also discussed supplemental fee comparison data provided by the adviser, noting certain funds with structures more comparable to the one proposed by the adviser

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tended to have fees that were closer to, and in some cases higher than, the proposed advisory fee of 1.70%. The Trustees considered the additional efforts that would be required to monitor a sub-adviser, as well as the significant reduction in overall expenses to shareholders that would result from the engagement of Chesapeake. They also considered that the adviser was not proposing a change in the expense cap applicable to the Portfolio. After discussion, it was the consensus of the Trustees that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees considered the projections of Portfolio growth provided by the adviser, and noted the adviser’s willingness to consider breakpoints once the Portfolio reached a certain level of assets. The Trustees concluded that, especially in light of the reduction in overall expenses to the Portfolio that would result from the engagement of Chesapeake, the absence of breakpoints was acceptable at this time, and they agreed that the matter of economies of scale would be revisited as the size of the Portfolio materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted that the adviser anticipated realizing a loss in the first year following the engagement of Chesapeake as sub-adviser and a reasonable profit in the second year. They reasoned that based on the information provided by the adviser, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, that despite an increased advisory fee, overall Portfolio expenses would be reduced, expenses would be more transparent to shareholders, and the direct relationship with Chesapeake would enhance the adviser’s ability to monitor Chesapeake’s trading activities. The Trustees determined that the fee structure was reasonable and that approval of the advisory agreement was in the best interests of the future shareholders of Mariner Managed Futures Strategy Portfolio.]

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Mariner Managed Futures Strategy Portfolio vote "FOR" approval of the New Advisory Agreement.

PROPOSAL II

Approval of a Sub-Advisory Agreement by and between Monte Capital Group, LLC and Chesapeake Capital Corporation with respect to Mariner Managed Futures Strategy Portfolio

The Proposed Sub-Advisory Agreement

Pursuant to the Proposed Sub-Advisory Agreement, Monte Capital would delegate to Chesapeake the responsibility to manage a portion of the Portfolio’s assets. Monte Capital has not determined the percentage of the Portfolio’s assets that would be allocated to Chesapeake initially or from time to time thereafter, but expects that such amount allocated would initially be less than 25% of the Portfolio’s portfolio. As compensation for its services provided under the Proposed Sub-Advisory Agreement, Monte Capital, at its own expense, would pay Chesapeake a monthly sub-advisory fee computed at the annual rate of 0.85% of the average daily net assets of the Portfolio.

The effective date of the Proposed Sub-Advisory Agreement will be the date upon which the Proposed Sub-Advisory Agreement is approved by shareholders. The Proposed Sub-Advisory Agreement

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provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Trust. The Proposed Sub-Advisory Agreement automatically terminates on assignment and also may be terminated at any time, without the payment of a penalty by: (i) the vote of a majority of the Trustees of the Trust or the vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days written notice to Chesapeake, (ii) Monte Capital on not less than 30 days written notice to Chesapeake, or (iii) Chesapeake on not less than 90 days written notice to the Monte Capital and the Trust.

Chesapeake would not be liable to Monte Capital or the Portfolio, under the terms of the Proposed Sub-Advisory Agreement, for any mistake of judgment, except in the case of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties in the performance of Chesapeake’s duties under the Proposed Sub-Advisory Agreement.

The Proposed Sub-Advisory Agreement is attached as Appendix B. You should read the Proposed Sub-Advisory Agreement. The description in this Proxy Statement of the Proposed Sub-Advisory Agreement is only a summary.

Fee Comparison

Had the Proposed Sub-Advisory Agreement with Chesapeake been in place during the year ended December 31, 2015, the aggregate and net fees paid by the Portfolio (and its shareholders) for advisory services would not have differed from the actual fees incurred, as any fees that would be paid to Chesapeake are paid by Monte Capital and not the Portfolio. The proposed Sub-Advisory Agreement with Chesapeake by itself will not result in any increase in the rate of the advisory fees paid by the Portfolio to Monte Capital.

For the fiscal year ended December 31, 2015, Monte Capital paid no fees to Chesapeake with respect to the Portfolio. As noted above, Monte Capital has not determined the percentage of the Portfolio’s assets that would be allocated to Chesapeake initially, if any, or from time to time thereafter. In no case would the fees paid by the Portfolio increase as a result of the approval of the Proposed Sub-Advisory Agreement.

Information Concerning Chesapeake

Chesapeake is a corporation organized under the laws of the State of Illinois and located at 1721 Summit Avenue, Richmond, Virginia 23230. Chesapeake is a wholly-owned subsidiary of Chesapeake Holding Company, which is controlled by Ralph Parker, both of which have an address in care of Chesapeake, 1721 Summit Avenue, Richmond, Virginia 23230. The names, titles, addresses, and principal occupations of the principal executive officers of Chesapeake are set forth below:

Name and Address*:	Title:	Principal Occupation:
Ralph Parker	Chairman and Chief Executive Officer	Chairman and Chief Executive Officer of Chesapeake
Anilchandra Ladde	President and Director of Trading	President and Director of Trading of Chesapeake
Michael Striano	Principal and Senior Vice President	Principal and Senior Vice President of Chesapeake
Michael Ivie	Director of Research	Director of Research of Chesapeake
Sean Stickler	Chief Compliance Officer and	Chief Compliance Officer and Director of
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Director of Finance	Finance of Chesapeake

* Each officer address is in care of Chesapeake, 1721 Summit Avenue, Richmond, Virginia 23230.

Similar Investment Companies Advised by Chesapeake. Chesapeake does not manage any other funds with principal investment strategies similar to the Portfolio.

Evaluation by the Board of Trustees

At the Board Meeting, the Trustees considered the approval of the Proposed Sub-Advisory Agreement with Chesapeake. The Trustees were assisted by independent legal counsel and fund counsel throughout the agreement review process. The Trustees relied upon the advice of independent legal counsel and fund counsel, and their own business judgment, in determining the material factors to be considered in evaluating the Proposed Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Proposed Sub-Advisory Agreement:

[Nature, Extent and Quality of Service. The Trustees reviewed the history of Chesapeake, noting the firm was established in 1988 as a CTA and commodity pool operator. They also noted the firm was registered with the SEC as an investment adviser in early 2016. They observed that Chesapeake manages approximately $153 million in assets in its CTA program and aims to provide uncorrelated returns across a broad range of global markets and variable market conditions. They discussed the background information of the key personnel who will be responsible for sub-advising the Portfolio, noting the team’s deep experience with managed futures and commodities. They noted that Chesapeake will be responsible for managing the managed futures portion of the Portfolio, and that the firm will use a systematic approach to detect price patterns and trends. They further noted that the firm implements its investment process using computerized and mathematical analysis of futures product data and performs historical testing of new trading concepts. The Trustees discussed Chesapeake’s risk management program, noting that the firm monitors risk at the individual, market, sector and portfolio levels, adjusting exposures based on market volatility. They noted that the firm also utilizes stop loss orders to help manage risk. The Trustees observed that the sub-adviser will monitor compliance with the Portfolio’s investment limitations on a pre-trade and post-trade basis. They noted that Chesapeake selects futures commissions merchants (“FCMs”) based on a number of factors, and performs an annual review of all FCMs used as part of the firm’s best execution efforts. The Trustees acknowledged Chesapeake’s long history as a CTA and robust experience within the managed futures industry. They noted that the firm emphasizes solid research and has demonstrated an ability to adapt to changing market environments. After further discussion, the Trustees concluded that Chesapeake had the potential to provide high quality service to the Portfolio, adviser and shareholders of Mariner VIT.

Performance. The Board reviewed the historical performance provided by the sub-adviser, noting that the performance presented the average returns of accounts that trade pursuant to the sub-adviser’s Diversified Program, the trading strategy proposed to be used for the Portfolio. They considered the long-term nature of the sub-adviser’s strategy, and reasoned that it had the potential to cause varied performance from year to year. They noted that the sub-adviser’s strategy outperformed the BTOP 50 over the 1-year, 5-year, and since inception time periods, while underperforming that benchmark by approximately 2.0% over the 10-year period. They also noted that the sub-adviser’s strategy outperformed the S&P 500 over the 1-year and since inception periods, while underperforming that benchmark over the 5- and 10-year periods. After further discussion, the Trustees concluded that the sub-adviser’s expected performance should benefit the Portfolio and its shareholders.

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Fees and Expenses. The Trustees considered that the sub-adviser will receive an annual fee of 0.85%, and noted that the fee was substantially lower than the average fee charged by the sub-adviser to the other accounts it manages as a CTA with a similar strategy. They noted that changing the role of Chesapeake from the Portfolio’s indirect CTA (via a swap) to its sub-adviser would have a net effect of reducing overall Portfolio expenses. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Portfolio. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable and the shareholders will benefit from lower overall expenses as the Portfolio grows.

Profitability. The Trustees considered the anticipated profits to be realized by the sub-adviser in connection with its relationship with the Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Portfolio. The Trustees noted that the sub-adviser estimates realizing losses in the first two fiscal years of its engagement as sub-adviser. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the sub-advisory agreement was in the best interests of the shareholders of Mariner Managed Futures Strategy Portfolio.]

The Board of Trustees of the Trust, including the Independent Trustees, recommends that shareholders of the Mariner Managed Futures Strategy Portfolio vote "FOR" approval of the Proposed Sub-Advisory Agreement.

OTHER INFORMATION

Operation Of The Portfolio

The Portfolio is a series of Northern Lights Variable Trust, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust on November 2, 2005. The principal executive offices of Northern Lights Variable Trust are located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130. The Board supervises the business activities of the Portfolio. Like other mutual funds, the Portfolio retains various organizations to perform specialized services. The Portfolio currently retains Monte Capital as its investment adviser. Northern Lights Distributors, LLC, located at 17605 Wright Street, Suite 2, Omaha, Nebraska 68130, serves as principal underwriter and distributor of the Portfolio. Gemini Fund Services, LLC, located at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, provides the Portfolio with transfer agent, accounting, compliance, and administrative services.

The Proxy

The Board solicits proxies so that each shareholder has the opportunity to vote on each proposal to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the meeting as specified. If no

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specification is made, the shares represented by a duly executed proxy will be voted for approval of the proposed New Agreement and at the discretion of the holders of the proxy on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (i) submitting a duly executed proxy bearing a later date, (ii) submitting a written notice to the President of the Trust revoking the proxy, or (iii) attending and voting in person at the Meeting.

Voting Securities And Voting

Shares of the Portfolio have been purchased at your direction by your insurance company, through its separate accounts ("Separate Accounts") to serve as investment options under your variable annuity contract or variable life insurance policy. Shares of the Portfolio are available as investment options in variable annuity contracts and variable life insurance policies issued by an insurance company ("Variable Contracts") to individuals and to sponsors of group pension and retirement plans. Accordingly, the insurance companies, as the record owners of the shares of the Portfolio are, in most cases, the true "shareholders" of the Portfolio. Holders of Variable Contracts ("Variable Contract Holders") that are registered with the SEC generally have the right to instruct the insurance company that issued the Variable Contract on how to vote on each Proposal set forth in this Proxy Statement for the Portfolio that they have chosen as an investment option.

The Separate Accounts of the participating insurance companies are the record owners of the shares of the Portfolio. The participating insurance companies will vote the shares of the Portfolio at the Special Meeting in accordance with the timely instructions received from persons entitled to give voting instructions under the Variable Contracts. Participating insurance companies, which through Separate Accounts hold shares of the Portfolio, will be counted as the Portfolio’s shareholders in determining whether a quorum is present. Because a significant percentage of the Portfolio’s shares are held by insurance companies, which use proportional voting, the presence of such insurance companies at the Special Meeting shall be sufficient to constitute a quorum for the transaction of business at the Special Meeting

As of the Record Date, [           ] shares of beneficial interest of the Portfolio were issued and outstanding.

All shareholders of record of the Portfolio on the Record Date are entitled to vote at the Meeting on each Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

Shareholders of record of the Portfolio will vote separately on Proposal I and Proposal II. An affirmative vote of the holders of a majority of the outstanding shares of the Portfolio is required for the approval of each Proposal. As defined in the 1940 Act, a vote of the holders of a majority of the outstanding shares of the Portfolio means the vote of (1) 67% or more of the voting shares of the Portfolio present at the meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the Portfolio, whichever is less. If shareholders of the Portfolio fail to approve Proposal I, none of the changes contemplated by either Proposal I or Proposal II will be effective for the Portfolio. If shareholders of the Portfolio fail to approve Proposal I or Proposal II, the Board and Monte Capital will consider other options, including a new or modified request for shareholder approval of a similar proposal. The Board of Trustees of the Trust unanimously recommends a vote “FOR” Proposal I and Proposal II for the Portfolio.

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Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Portfolio represented at the meeting, but they are not affirmative votes for any proposal. As a result, with respect to approval of each Proposal, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

The Trust, on behalf of the Portfolio, does not impose any requirement that a specific percentage of Variable Contract Holders need to give instructions as to how to vote their shares. Where Variable Contract Holders fail to give instructions as to how to vote their shares, the participating insurance companies will use proportional voting and vote those shares in proportion to the instructions given by other Variable Contract Holders who voted. The effect of proportional voting is that if a large number of Variable Contract Holders fail to give voting instructions, a small number of Variable Contract Holders may determine the outcome of the vote.

To the best knowledge of the Trust, there were no Trustees or officers of the Trust who were the beneficial owners of more than 5% of the outstanding shares of the Portfolio on the Record Date. As of the Record Date, the following shareholders of record owned 5% or more of the outstanding shares of the Portfolio:

[TABLE OF SHAREHOLDERS TO BE INSERTED]

Shareholders owning more than 25% of the shares of the Portfolio are considered to “control” the Portfolio, as that term is defined under the 1940 Act. Persons controlling the Portfolio can determine the outcome of any proposal submitted to the shareholders for approval.

As a group, the Trustees and officers of the Trust owned less than 1% of the outstanding shares of the Portfolio as of the Record Date.

Shareholder Proposals

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities & Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to James P. Ash, Esq., Secretary, Northern Lights Variable Trust, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Shareholder proposals may also be raised from the floor at the Meeting without prior notice to the Trust.

Cost Of Solicitation

The Board is making this solicitation of proxies. The Trust has engaged [____], a proxy solicitation firm, to assist in the solicitation. The estimated fees anticipated to be paid to [____] are approximately [$____]. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by Monte Capital. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of

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shares of the Portfolio of whom they have knowledge, and [_____] will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and Monte Capital may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Other Matters

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

Proxy Delivery

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at 1-631-470-2600, or write the Trust at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

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Important Notice Regarding the Availability of Proxy materials for the Shareholder Meeting to be Held on [MEETING DATE]

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including copies of the proposed advisory and sub-advisory agreements), and Proxy Voting Ballot are available at [www.proxyvote.com].

BY ORDER OF THE BOARD OF TRUSTEES

James P. Ash, Esq., Secretary

Dated [PROXY DATE]

If you have any questions before you vote, please call our proxy information line at 1-877-536-1564. Representatives are available Monday through Friday 9 a.m. to 10 p.m., Eastern Time to answer your questions about the proxy material or about how to how to cast your vote. You may also receive a telephone call reminding you to vote your shares. Thank you for your participation in this important initiative.

Please date and sign the enclosed proxy and return it promptly in the enclosed reply envelope OR CALL THE Toll-free NUMBER OR CONNECT to the internet address LISTED ON YOUR PROXY CARD.

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Exhibit A

[FORM OF ADVISORY AGREEMENT

Between

NORTHERN LIGHTS VARIABLE TRUST

and

MONTE CAPITAL GROUP, LLC

AGREEMENT, made as of March 3, 2014, revised as of March 23, 2016 between Northern Lights Variable Trust, a Delaware statutory trust (the "Trust"), and Monte Capital Group LLC a Delaware limited liability company (the "Adviser"), located at 11 Broadway, Suite 766, New York, New York 10004.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "Act");

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a "Fund," and collectively as the "Funds");

WHEREAS, the Adviser is or soon will be registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund's investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund's then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not

A-1

have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust's shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser's directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement ("Additional Series"), Appendix A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days' prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Fund under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. The Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund's cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund's Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund's net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund's investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

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2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust's legal counsel and independent accountants.

2.2.8 Trustees' Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser and all expenses incurred in connection with such unaffiliated Trustees' services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund's shares under the Securities Act of 1933 (the "1933 Act"), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund's shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers' commissions and other charges incident to the purchase, sale or lending of the Fund's portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust's membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust's Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, or as promptly as possible thereafter, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund's average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Appendix A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser deem, in good faith, to be in the best interest of the Fund and in accordance with its proxy voting policy. The Adviser certifies that it has provided a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. Both the Adviser and the Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

A-3

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund's Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent "access persons" (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust's obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser's own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser's duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser's discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser's duties, or by reason of the Adviser's reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year first above listed, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

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14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment as required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days' prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust's Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Variable Trust and each Fund may be identified, in part, by the name "Northern Lights."

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust's Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser's officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund's portfolio holdings. The Adviser agrees that, consistent with the Adviser's Code of Ethics, neither the Adviser nor the Adviser's officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund's portfolio holdings.

19. Choice of Law

This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms "vote of a majority of the outstanding voting securities," "interested persons," "assignment" and "affiliated person," as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS VARIABLE TRUST

By:

Name: Andrew Rogers

Title: President

MONTE CAPITAL GROUP, LLC

By:

Name: Aron Schnell

Title: Chief Executive Officer

NORTHERN LIGHTS VARIABLE TRUST

INVESTMENT ADVISORY AGREEMENT

APPENDIX A

FUNDS OF THE TRUST

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
Mariner Managed Futures Strategy Portfolio	1.70%

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Exhibit B

[FORM OF SUB-ADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the 23rd day of March, 2016, by and between Monte Capital Group, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and Chesapeake Capital Corporation, a corporation organized under the laws of Virginia (the “Subadviser”) and also registered under the Advisers Act, with respect to Mariner Managed Futures Strategy Portfolio (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the 3rd day of March, 2014 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund.;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser, and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage all of the assets of the Fund (the “Subadviser Assets”) subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities.

Duties of Subadviser.

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Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (the “Code”), and all other applicable federal and state laws and regulations. Without limiting the preceding sentence, the Adviser promptly shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. Notwithstanding the foregoing, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and the Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser timely will provide the Subadviser with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted

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above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

Voting of Proxies. The Adviser hereby delegates to the Subadviser the Adviser’s discretionary authority to exercise voting rights with respect to the securities and other investments in the Subadviser Assets and authorizes the Subadviser to delegate further such discretionary authority to a designee identified in a notice given to the Trust and the Adviser. The Subadviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from, the Adviser, the Fund or the Trust or take any action with respect thereto.

The Subadviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Subadviser will provide the Adviser or its designee, a copy of such procedure and establish a process for the timely distribution of the Subadviser’s voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of executing account documentation, agreements, contracts and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

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Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients. It is recognized that in some cases, this procedure may adversely affect the price

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paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets.

Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (e) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser

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Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials (except where a change of ownership or control at the Subadviser necessitates shareholder approval of a new agreement), prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states; freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees;

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salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee equal to 0.85% of the Subadviser Assets. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser or the Trust, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

Exclusivity. The Subadviser will not subadvise or license the Fund’s investment strategy for another regulated investment company as defined in the Code under Subchapter M without mutual consent of both the Adviser and Subadviser for a period of 12 months. Exclusivity is not applicable to the sub-investment strategies that combined, constitute the Fund’s investment strategy.

Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

The Subadviser is registered as an investment adviser under the Advisers Act;

The Subadviser is a corporation duly organized and properly registered and operating under the laws of the Commonwealth of Virginia with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental

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body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

The Adviser is registered as an investment adviser under the Advisers Act;

The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement; and

The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment

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of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement.

Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 8 and 9, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

Liability and Indemnification.

Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but otherwise, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but otherwise (except as set forth in Section 11(c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its Affiliates and each of the Adviser’s Controlling Persons, if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

Indemnification. The Subadviser shall indemnify the Adviser, the Trust and the Fund, and their respective Affiliates and Controlling Persons for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which the Adviser, the Trust and/or the Fund and their respective Affiliates and Controlling Persons may sustain as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws. Unless otherwise obligated under applicable law, the Subadviser shall not be liable for indirect, punitive, special or consequential damages arising out of this Agreement.

The Adviser shall indemnify the Subadviser, its Affiliates and its Controlling Persons, for any liability and expenses, including without limitation reasonable attorneys’ fees and expenses, which may be sustained as a result of the Adviser’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the federal and state securities laws.

B-9

The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

Duration and Termination.

Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which the Sub-Adviser begins to manage Fund assets, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon not more than 60 days’ written notice to the Subadviser;

By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party if the breach is not cured within 15 days of notice of the breach; or

By the Subadviser upon not more than 60 days’ written notice to the Adviser and the Trust.

This Agreement shall not be assigned (as such term is defined in the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement.

Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

Reference to Adviser and Subadviser.

B-10

The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

Authorized. The Adviser or the Trust has authorized such disclosure;

Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

B-11

Already Known. Such information already was known by the party prior to the date hereof;

Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

If to the Adviser:

Monte Capital Group, LLC

Annette Cazenave

11 Broadway, Suite 766

New York, NY 10004

Phone: (646) 455-3445

Email: annette.cazenave@montecapitalgroup.com

If to the Sub-Adviser:

Chesapeake Capital Corporation

Anil Ladde

1721 Summit Avenue

Richmond, VA 23230

Phone: 804.836.1660

Email: aladde@chesapeakecapital.com

Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

B-12

Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

B-13

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

ADVISER

Monte Capital Group, LLC

By:__________________________________

Name:

Title:

SUB-ADVISER

Chesapeake Capital Corporation

By:__________________________________

Name:

Title:

B-14

[LOGO]

PROXY CARD

MARINER MANAGED FUTURES STRATEGY PORTFOLIO

a series of Northern Lights Variable Trust

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON [_____]

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Jim Colantino, Andrew Rogers and James Ash each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of Mariner Managed Futures Strategy Portfolio, a series of Northern Lights Variable Trust (the "Trust") to be held at the offices of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on [MEETING DATE] at [MEETING TIME], Eastern Time, and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The undersigned acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

_______________________________ __________
Signature Date

_______________________________ __________
Signature (if held jointly) Date

____
Title if a corporation, partnership or other entity

▲FOLD HERE - PLEASE DO NOT TEAR▲

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN. THE MATTER WE ARE SUBMITTING FOR YOUR CONSIDERATION IS SIGNIFICANT TO THE FUND AND TO YOU AS A FUND SHAREHOLDER. PLEASE TAKE THE TIME TO READ THE PROXY STATEMENT AND CAST YOUR VOTE USING ANY OF THE METHODS DESCRIBED BELOW.

Three simple methods to vote your proxy:

1. Internet: Log on to **www.proxyonline.com**. Make sure to have this proxy card available when you plan to vote your shares. You will need the control number and check digit found in the box at the right at the time you execute your vote.

2. Touchtone Phone: Simply dial toll-free **"insert Touchtone #"** and follow the automated instructions. Please have this proxy card available at the time of the call.

3. Mail: Simply sign, date, and complete the reverse side of this proxy card and return it in the postage paid envelope provided.

Control Number:

"Control Number"

If you would like another copy of the proxy material, they are available at **www.proxyonline.com**. You will need your control number above to log in.

TAGID: "TAG ID" CUSIP: "CUSIP"

PROXY CARD

MARINER MANAGED FUTURES STRATEGY PORTFOLIO

a series of Northern Lights Variable Trust

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF TRUSTEES, AND THE PROPOSALS BELOW HAVE BEEN PROPOSED BY THE BOARD OF TRUSTEES.

THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSALS AND IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK ONE BOX IN BLUE OR BLACK INK. Example: ☒

PROPOSALS:

**YOU CAN VOTE ON THE INTERNET, BY TELEPHONE OR BY MAIL.
PLEASE SEE THE REVERSE SIDE FOR INSTRUCTIONS.**

**YOUR VOTE IS IMPORTANT.
WE URGE YOU TO VOTE PROMPTLY.**

A copy of the Proxy Statement and sample Proxy Ballot are available online at: [www.proxyonline.com]

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